UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2022

The Necessity Retail REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A Common Stock, $0.01 par value per share	RTL	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPP	The Nasdaq Global Select Market
7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPO	The Nasdaq Global Select Market
Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Equity Distribution Agreement for Class A Common Stock

On August 8, 2022, The Necessity Retail REIT, Inc. (the “Company”) entered into amendment no. 3 (the “Amendment”) to the Equity Distribution Agreement governing the Company’s “at-the-market” equity offering program for its common stock, dated May 8, 2019, as previously amended on June 25, 2019 and on August 6, 2021, (as amended, the “Equity Distribution Agreement”), among the Company and The Necessity Retail REIT Operating Partnership, L.P. (the “OP”), on the one hand, and BMO Capital Markets Corp. (“BMO”), B. Riley Securities, Inc. (“B. Riley”), Capital One Securities, Inc. (“Capital One”), Comerica Securities, Inc. (“Comerica”), Credit Suisse Securities (USA) LLC (“Credit Suisse”), JMP Securities LLC (“JMP Securities”), KeyBanc Capital Markets Inc. (“KeyBanc”), Ladenburg Thalmann & Co. Inc. (“Ladenburg Thalmann”), SG Americas Securities, LLC (“SG Americas”), Synovus Securities, Inc. (“Synovus”) and Truist Securities, Inc. (“Truist”) (collectively, the “Agents”) in order to revise the list of agents under the program to include Capital One, Comerica, Credit Suisse, JMP Securities, and Synovus and to remove BBVA Securities Inc. and update the provision regarding notice accordingly.

Certain of the Agents in the Company's “at-the-market” program for Class A common stock or their affiliates are or have been lenders under the Company’s credit facility or agents under the Company’s “at-the-market” programs for its 7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value, (“Series A Preferred Stock”), and its 7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value, (“Series C Preferred Stock”),.

A copy of the Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K. The description of the material terms of the Amendment in this Item 1.01 is qualified in its entirety by reference to the Amendment, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description
1.1	Amendment No. 3, dated as of August 8, 2022, by and among The Necessity Retail REIT, Inc., The Necessity Retail REIT Operating Partnership, L.P. and BMO Capital Markets Corp., B. Riley Securities, Inc., Capital One Securities, Inc., Comerica Securities, Inc., Credit Suisse Securities (USA) LLC, JMP Securities LLC, KeyBanc Capital Markets Inc., Ladenburg Thalmann & Co. Inc., SG Americas Securities, LLC , Synovus Securities, Inc. and Truist Securities, Inc. (Class A Common Stock)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Necessity Retail REIT, Inc.

Date: August 8, 2022	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer and President (Principal Executive Officer)